Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-BAR1

Attn:	Corporate Trust & Loan Agency/DBALT 2007-BAR1
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N569015N
Date:	February 27, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-BAR1 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-BAR1 dated as of February 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of February 27, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:

With respect to any Calculation Period (a) from March 25, 2007 through February 25, 2012, the notional amount set forth for such period on Schedule I attached hereto and (b) from March 25, 2012 through September 25, 2018 , the lesser of (x) the amount set forth for such period on Schedule I attached and (y) aggregate Certificate Principal Balance of the Certificates.

Trade Date:	February 6, 2007
Effective Date:	February 27, 2007
Termination Date:	September 25, 2018
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.3375%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on September 25, 2018, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on September 25, 2018, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33/ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N569015N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-BAR1 Certificate Swap Account #50986402 DBALT 2007-BAR1 Swap Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-BAR1

/s/ John Farrell Name: John Farrell Title: VP Date: 2/27/07	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 2/27/07
/s/ Cloris Eng Name: Cloris Eng Title: AVP Date: 2/27/07

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Swap Notional Amount ($)
February 27, 2007	March 25, 2007	360,924,174.25
March 25, 2007	April 25, 2007	360,322,702.92
April 25, 2007	May 25, 2007	359,292,685.56
May 25, 2007	June 25, 2007	357,831,609.14
June 25, 2007	July 25, 2007	355,938,416.36
July 25, 2007	August 25, 2007	353,613,545.68
August 25, 2007	September 25, 2007	350,858,964.14
September 25, 2007	October 25, 2007	347,678,192.32
October 25, 2007	November 25, 2007	344,076,321.10
November 25, 2007	December 25,2007	340,060,019.74
December 25,2007	January 25, 2008	335,637,534.93
January 25, 2008	February 25, 2008	331,271,468.31
February 25, 2008	March 25, 2008	326,961,107.22
March 25, 2008	April 25, 2008	322,705,747.98
April 25, 2008	May 25, 2008	318,504,695.77
May 25, 2008	June 25, 2008	314,357,264.46
June 25, 2008	July 25, 2008	310,262,776.58
July 25, 2008	August 25, 2008	306,220,563.14
August 25, 2008	September 25, 2008	302,229,963.60
September 25, 2008	October 25, 2008	298,290,325.68
October 25, 2008	November 25, 2008	294,401,005.33
November 25, 2008	December 25, 2008	290,561,366.57
December 25, 2008	January 25, 2009	286,770,781.44
January 25, 2009	February 25, 2009	283,028,629.85
February 25, 2009	March 25, 2009	279,334,299.51
March 25, 2009	April 25, 2009	275,687,185.84
April 25, 2009	May 25, 2009	272,086,691.85
May 25, 2009	June 25, 2009	268,532,228.06
June 25, 2009	July 25, 2009	265,023,212.40
July 25, 2009	August 25, 2009	261,559,070.10
August 25, 2009	September 25, 2009	258,139,233.65
September 25, 2009	October 25, 2009	254,763,142.66
October 25, 2009	November 25,2009	251,430,243.79
November 25,2009	December 25, 2009	248,139,990.63
December 25, 2009	January 25, 2010	244,891,843.69
January 25, 2010	February 25, 2010	241,685,270.24
February 25, 2010	March 25, 2010	238,519,744.24
March 25, 2010	April 25, 2010	235,394,746.28
April 25, 2010	May 25, 2010	232,309,763.48
May 25, 2010	June 25, 2010	229,264,289.41
June 25, 2010	July 25, 2010	226,257,824.01
July 25, 2010	August 25, 2010	223,289,873.51
August 25, 2010	September 25, 2010	220,359,950.35
September 25, 2010	October 25, 2010	217,467,573.12
October 25, 2010	November 25, 2010	214,612,266.43
November 25, 2010	December 25, 2010	211,793,560.91
December 25, 2010	January 25, 2011	209,010,993.07
January 25, 2011	February 25, 2011	206,264,105.26
February 25, 2011	March 25, 2011	203,552,445.60
March 25, 2011	April 25, 2011	200,875,567.88
April 25, 2011	May 25, 2011	198,233,031.50
May 25, 2011	June 25, 2011	195,624,401.43
June 25, 2011	July 25, 2011	193,049,248.08
July 25, 2011	August 25, 2011	190,507,147.30
August 25, 2011	September 25, 2011	187,997,680.27
September 25, 2011	October 25, 2011	185,520,433.42
October 25, 2011	November 25, 2011	183,074,998.42
November 25, 2011	December 25, 2011	180,660,972.06
December 25, 2011	January 25, 2012	178,277,817.75
January 25, 2012	February 25, 2012	175,925,178.48
February 25, 2012	March 25, 2012	173,602,773.02
March 25, 2012	April 25, 2012	171,310,218.04
April 25, 2012	May 25, 2012	169,047,134.99
May 25, 2012	June 25, 2012	166,813,150.13
June 25, 2012	July 25, 2012	164,607,894.40
July 25, 2012	August 25, 2012	162,431,003.41
August 25, 2012	September 25, 2012	160,282,117.32
September 25, 2012	October 25, 2012	158,160,880.85
October 25, 2012	November 25, 2012	156,066,943.21
November 25, 2012	December 25, 2012	153,999,958.00
December 25, 2012	January 25, 2013	151,959,583.17
January 25, 2013	February 25, 2013	149,945,481.03
February 25, 2013	March 25, 2013	147,957,318.10
March 25, 2013	April 25, 2013	145,994,765.11
April 25, 2013	May 25, 2013	144,057,496.96
May 25, 2013	June 25, 2013	142,145,192.62
June 25, 2013	July 25, 2013	140,257,535.11
July 25, 2013	August 25, 2013	138,394,211.45
August 25, 2013	September 25, 2013	136,554,912.61
September 25, 2013	October 25, 2013	134,739,333.44
October 25, 2013	November 25, 2013	132,947,172.65
November 25, 2013	December 25, 2013	131,178,132.72
December 25, 2013	January 25, 2014	129,431,919.93
January 25, 2014	February 25, 2014	127,708,244.20
February 25, 2014	March 25, 2014	126,006,819.16
March 25, 2014	April 25, 2014	124,327,362.01
April 25, 2014	May 25, 2014	122,669,593.55
May 25, 2014	June 25, 2014	121,033,238.07
June 25, 2014	July 25, 2014	119,418,023.35
July 25, 2014	August 25, 2014	117,823,680.61
August 25, 2014	September 25, 2014	116,249,944.43
September 25, 2014	October 25, 2014	114,696,552.77
October 25, 2014	November 25, 2014	113,163,246.89
November 25, 2014	December 25, 2014	111,649,771.29
December 25, 2014	January 25, 2015	110,155,873.71
January 25, 2015	February 25, 2015	108,681,305.07
February 25, 2015	March 25, 2015	107,225,819.44
March 25, 2015	April 25, 2015	105,789,173.96
April 25, 2015	May 25, 2015	104,371,128.87
May 25, 2015	June 25, 2015	102,971,447.40
June 25, 2015	July 25, 2015	101,589,895.83
July 25, 2015	August 25, 2015	100,226,243.31
August 25, 2015	September 25, 2015	98,880,261.95
September 25, 2015	October 25, 2015	97,551,726.73
October 25, 2015	November 25, 2015	96,240,415.47
November 25, 2015	December 25, 2015	94,946,108.77
December 25, 2015	January 25, 2016	93,668,590.02
January 25, 2016	February 25, 2016	92,407,645.36
February 25, 2016	March 25, 2016	91,163,063.59
March 25, 2016	April 25, 2016	89,934,636.22
April 25, 2016	May 25, 2016	88,722,157.34
May 25, 2016	June 25, 2016	87,525,423.69
June 25, 2016	July 25, 2016	86,344,234.56
July 25, 2016	August 25, 2016	85,178,391.75
August 25, 2016	September 25, 2016	84,027,699.58
September 25, 2016	October 25, 2016	82,891,964.87
October 25, 2016	November 25, 2016	81,770,996.82
November 25, 2016	December 25, 2016	80,661,638.47
December 25, 2016	January 25, 2017	79,510,395.94
January 25, 2017	February 25, 2017	78,358,413.64
February 25, 2017	March 25, 2017	77,221,795.67
March 25, 2017	April 25, 2017	76,100,431.75
April 25, 2017	May 25, 2017	74,994,124.28
May 25, 2017	June 25, 2017	73,902,678.14
June 25, 2017	July 25, 2017	72,825,900.71
July 25, 2017	August 25, 2017	71,763,601.84
August 25, 2017	September 25, 2017	70,715,593.76
September 25, 2017	October 25, 2017	69,681,691.13
October 25, 2017	November 25, 2017	68,661,710.95
November 25, 2017	December 25, 2017	67,655,472.57
December 25, 2017	January 25, 2018	66,662,797.62
January 25, 2018	February 25, 2018	65,683,510.01
February 25, 2018	March 25, 2018	64,717,435.90
March 25, 2018	April 25, 2018	63,764,403.67
April 25, 2018	May 25, 2018	62,824,243.88
May 25, 2018	June 25, 2018	61,896,789.25
June 25, 2018	July 25, 2018	60,981,874.63
July 25, 2018	August 25, 2018	60,079,336.97
August 25, 2018	September 25, 2018	59,189,015.34